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                                                                    EXHIBIT 10.6
                          SIGNAL PHARMACEUTICALS, INC.
                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          ADOPTED ON FEBRUARY 17, 1998

                          APPROVED BY THE STOCKHOLDERS
                             ON ______________, 1998

1.      PURPOSE.

     (a) The purpose of the 1998 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Signal Pharmaceuticals, Inc., a Delaware corporation (the "Company") who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.      ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.      SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate two hundred thousand (200,000) shares (after giving effect to any reverse stock split, by way of reincorporation or otherwise, effected on or prior to the Effective Date (defined at Section 13) and following adoption hereof (the "Reverse Split")) of the Company's common


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stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for option grants under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.      ELIGIBILITY.

        Options shall be granted only to Non-Employee Directors of the Company.

5.      NON-DISCRETIONARY GRANTS.

     (a) Each person who, after the Effective Date is elected (whether by the Board or the stockholders) for the first time to serve as a Non-Employee Director, automatically shall, upon being so elected, be granted an option to purchase twenty thousand (20,000) shares (after giving effect to the Reverse Split) of common stock of the Company on the terms and conditions set forth herein.

     (b) On the date of each annual meeting of stockholders, commencing with the first such annual meeting following the Effective Date, each person who is a Non-Employee Director prior to such annual meeting and will continue to be a Non-Employee Director after such annual meeting automatically shall be granted an option to purchase five thousand (5,000) shares (after giving effect to the Reverse Split) of common stock of the Company on the terms and conditions set forth herein.

6.      OPTION PROVISIONS.

        Each option shall be subject to the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionholder's continuous service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of all such service; provided, however, that if such termination of service is due to (i) the optionholder's death, the option shall terminate on the earlier of the Expiration Date or six (6) months following the date of the optionholder's death; or (ii) the optionholder's disability, the option shall terminate on the earlier of the Expiration Date or six (6) months following the date of the optionholder's disability (for purposes of this subparagraph 6(a), "disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code). If the exercise of the option following the termination of the optionholder's continuous service as a Non-Employee, Director or employee of or consultant to the Company or any Affiliate (other than upon the optionholder's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of (i) the expiration of the term of the option set forth in the option agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. In any and all circumstances, an option may be exercised following termination of the

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optionholder's continuous service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable as of the date of termination of all such service under the applicable provisions of subparagraph 6(e) or subparagraph 6(f).

     (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

     (c) Payment of the exercise price is due in full upon any exercise. The optionholder may elect to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash or by check at the time of exercise; or

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionholder, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

          (iii) Payment by a combination of the methods of payment specified in subparagraphs 6(c)(i) and 6(c)(ii) above.

        Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of payment by cash (or check) by the Company either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionholder prior to the issuance of shares of the Company's common stock.

     (d) An option shall only be transferable by will or by the laws of descent and distribution. The optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the option.

     (e) An option granted pursuant to subsection 5(a) above shall become exercisable ("vest") in equal quarterly installments in arrears over a period of four (4) years from the date of grant, provided that the optionholder has, during the entire period prior to each vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

     (f) A option granted pursuant to subsection 5(b) above shall vest in equal monthly installments in arrears over a period of one (1) year from the date of grant, provided that the optionholder has, during the entire period prior to each vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

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     (g) The Company may require any optionholder to provide such representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionholder or permitting the optionholder to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (h) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     (i) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Common Stock until the end of such period.

     (j) The option may, but need not, include a provision whereby the optionholder may elect at any time while providing continuous service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.      COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act, or any other applicable or available securities laws, either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the

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Company shall be relieved from any liability for failure to issue and/or sell stock upon exercise of such options.

8.      USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.      MISCELLANEOUS.

     (a) Neither an optionholder nor any person to whom an option is transferred under paragraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate to remove any Non-Employee Director pursuant to the Company's bylaws and the provisions of the applicable laws of the Company's state of incorporation.

     (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to the term of an option granted to him under the Plan.

     (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

     (e) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but

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selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then: (i) any surviving corporation or acquiring corporation shall assume any options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this paragraph 10(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such options or to substitute similar options for those outstanding under the Plan, then the vesting of such options (and, if applicable, the time during which such options may be exercised) shall be accelerated prior to such event and the options terminated if not exercised (if applicable) after such acceleration and at or prior to such event.

11.     AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan; provided, however, that except as provided in Section 10 relating to adjustments upon changes in stock, no amendment to increase the number

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of shares which may be issued under the Plan shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment.

     (b) Rights and obligations under any option granted before any amendment of the Plan or an outstanding option shall not be impaired by such amendment unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all options granted under the Plan are fully vested and either have been fully exercised or have expired. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted, which consent shall be in writing.

13.     EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

        The Plan shall become effective on the same day that the Company's initial public offering of shares of common stock becomes effective (the "Effective Date"), but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the Effective Date.



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